Exhibit 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, J. Garrett Stevens, President (Principal Executive Officer) of Source ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of the Source EURO STOXX 50 ETF for the semi-annual period ended February 28, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	April 29, 2015	/s/J. Garrett Stevens
J. Garrett Stevens, President
(Principal Executive Officer)

Exhibit 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Christopher W. Roleke, Treasurer (Principal Financial Officer) of Source ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of the Source EURO STOXX 50 ETF for the semi-annual period ended February 28, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	April 29, 2015	/s/Christopher W. Roleke
Christopher W. Roleke, Treasurer
(Principal Financial Officer)